UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, on October 3, 2024, Coeur Mining, Inc., a Delaware corporation (“Coeur”), SilverCrest Metals Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“SilverCrest”), 1504648 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), Coeur Rochester, Inc., a Delaware corporation, and Compañía Minera La Llamarada, S.A. de C.V., a company existing under the laws of Mexico, agreed to a strategic business combination transaction (the “Arrangement”). On February 14, 2025 pursuant to the terms and conditions set forth in the Arrangement Agreement, Coeur (through the Canadian Sub) acquired all of the issued and outstanding common shares of SilverCrest pursuant to a Plan of Arrangement with SilverCrest becoming a wholly-owned subsidiary of Coeur.

The foregoing descriptions of the Arrangement and Arrangement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Coeur on October 4, 2024 and is incorporated by reference herein.

This Amendment No. 1 on Form 8-K/A is being filed by Coeur to amend its Current Report on Form 8-K filed with the SEC on February 14, 2025 (the “Original Form 8-K”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required financial statements of SilverCrest and the required pro forma financial information. This amendment should be read in conjunction with the Original Form 8-K. No other disclosure from the Original Form 8-K is changed by this amendment.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of SilverCrest as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023 and the related notes thereto, together with the report of PricewaterhouseCoopers LLP, independent auditors, concerning those financial statements and related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Coeur and SilverCrest as of December 31, 2024, and the unaudited pro forma condensed combined statements of operations of Coeur and SilverCrest for the year ended December 31, 2024, including the related notes thereto, giving effect to the Arrangement, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma financial information gives effect to the Arrangement on the basis of, and subject to, the assumptions set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description

2.1*
Arrangement Agreement, dated as of October 3, 2024 by and among Coeur Mining, Inc., SilverCrest Metals Inc., 1504648 B.C. Unlimited Liability Company, Coeur Rochester, Inc. and Compañía Minera La Llamarada, S.A. de C.V. (incorporated by reference to Exhibit 2.1 of Coeur’s Current Report on Form 8-K filed with the SEC on October 4, 2024)

3.1
Amendment to the Certificate of Incorporation of Coeur Mining, Inc., dated February 13, 2025 (incorporated by reference to Exhibit 3.1 of Coeur’s Current Report on Form 8-K filed with the SEC on February 13, 2025)

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Press release, dated February 14, 2025 (incorporated by reference to Exhibit 99.1 of Coeur’s Current Report on Form 8-K filed with the SEC on February 13, 2025)
99.2	Consolidated financial statements of SilverCrest as at and for the years ending December 31, 2024 and December 31, 2023
99.3	Unaudited pro forma condensed combined financial information of Coeur and SilverCrest as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coeur hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: March 25, 2025	By:	/s/ Thomas S. Whelan
Name: Thomas S. Whelan
Title: Senior Vice President and Chief Financial Officer